SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1997


                        Fronteer Financial Holdings, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                      0-17637                   45-0411501
 ---------------------------     -------------------         -------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)


         1700 Lincoln Street, Suite 3200, Denver, CO                80203
         -------------------------------------------               --------
           (Address of principal executive offices)               (Zip Code)


                                 (303) 860-1700
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

         Not applicable

     (b) Pro forma financial information.

          The following unaudited pro forma condensed consolidated financial statements are filed with this report:

          Pro Forma Condensed Consolidated Balance Sheet as of December 31,
            1996.
          Pro Forma Condensed Consolidated Statements of Operations:
                  Year ended September 30, 1996
                  Three months ended December 31, 1996

          The  Pro  Forma  Condensed  Consolidated  Balance  Sheet  of  Fronteer
          Financial Holdings, Ltd. (the Company) as of December 31, 1996 reflects the financial position of the Company after giving effect to the disposition of the assets discussed in Item 2 of the Company's Current Report on Form 8-K dated February 25, 1997, as originally filed, and assumes the disposition took place on December 31, 1996. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended September 30, 1996 and the three months ended December 31, 1996 assume that the disposition occurred on October 1, 1995 and are based on the operations of the Company for the year ended September 30, 1996 and the three months ended December 31, 1996.

          The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from the closing date of the disposition.

          The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

         (c)      Exhibits.

                  Exhibit 10.1 Sale and Purchase Agreement by and between McLeod USA Publishing Company, formerly known as Telecom USA Publishing Company and Fronteer Financial Holdings, Ltd., Classified Directories, Inc., Larry A. Scott, James Greff, Randall L. Gowin, Edwin Dresster and certain directors, officers and shareholders of Fronteer. Included as a part of the Sale and Purchase Agreement are Exhibits D, J and K. The other Exhibits to the Sale and Purchase Agreement are described therein and are not being filed because the Company does not believe such Exhibits are material to an investment decision. The Company agrees to furnish supplementally to the Commission upon request any omitted Exhibit. (Incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K dated February 25, 1997, as originally filed.)

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 25, 1997


                                   FRONTEER FINANCIAL HOLDINGS, LTD.

                                   By:    /s/ R. A. Fitzner, Jr.
                                      ------------------------------------
                                      R.A. Fitzner, Jr.
                                      Chairman of the Board

               Fronteer Financial Holdings, Ltd. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                             as of December 31, 1996

                                                               Pro forma
                                                 Historical  adjustments(A)    Pro forma
                                                 ----------  -------------     ---------
Cash and cash equivalents ...................   $ 2,680,292     1,550,000      4,230,292
Accounts receivable .........................     6,592,530          --        6,592,530
Securities owned, at market value ...........     1,519,047          --        1,519,047
Other current assets ........................     1,084,303          --        1,084,303
                                                 ----------    ----------     ----------
   Total current assets .....................    11,876,172     1,550,000     13,426,172

Net property, furniture and equipment .......     2,207,645          --        2,207,645
Net directory publishing rights and other ...     4,143,501    (3,993,974)       149,527
Other assets ................................       172,621       708,938        881,559
                                                 ----------    ----------     ----------
   Total assets .............................    18,399,939    (1,735,036)    16,664,903
                                                 ==========    ==========     ==========

Payables and accrued expenses ...............     3,549,261          --        3,549,261
Current portion of long-term debt ...........     2,372,675    (1,450,000)       922,675
Notes payable to related parties ............       345,057          --          345,057
Other current liabilities ...................       831,952       819,000      1,650,952
                                                 ----------    ----------     ----------
   Total current liabilities ................     7,098,945      (631,000)     6,467,945

Long-term debt, net of current portion ......     1,775,043          --        1,775,043
Deferred rent concessions ...................     1,766,790          --        1,766,790
Deferred income taxes .......................       914,062      (914,062)          --
                                                 ----------    ----------     ----------
   Total liabilities ........................    11,554,840    (1,545,062)    10,009,778
Minority interest in subsidiary .............       292,761          --          292,761
   Total stockholders' equity ...............     6,552,338      (189,974)     6,362,364
                                                 ----------    ----------     ----------
   Total liabilities and stockholders' equity    18,399,939    (1,735,036)    16,664,903
                                                 ==========    ==========     ==========

     (A) Represents elimination of assets and liabilities related to the six yellow page directories purchased by McLeod for cash consideration of $3,000,000. Of the consideration received, $1,450,000 was assumed used to reduce current portions of long-term debt.

               Fronteer Financial Holdings, Ltd. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended September 30, 1996


                                                              Pro forma
                                             Historical     adjustments(A)   Pro forma
                                             ----------     -------------    ---------
Revenue ................................   $ 28,786,905       6,109,084      22,677,821
Cost of sales and operating expenses:
   Cost of sales .......................     19,147,866       4,513,155      14,634,711
   General and administrative ..........     12,118,998       1,421,923      10,697,075
   Depreciation and amortization .......      1,220,142         584,993         635,149
                                            -----------      ----------      ----------
                                             32,487,006       6,520,071      25,966,935
                                            -----------      ----------      ----------
   Operating loss ......................     (3,700,101)       (410,987)     (3,289,114)
Other income, net ......................      1,484,845          14,703       1,470,142
                                            -----------      ----------      ----------
Loss before minority interest and income
   taxes ...............................     (2,215,256)       (396,284)     (1,818,972)
Minority interest in earnings ..........        (87,626)           --           (87,626)
                                            -----------      ----------      ----------
Loss before income taxes ...............     (2,302,882)       (396,284)     (1,906,598)
Income tax expense .....................        (55,799)           --           (55,799)
                                            -----------      ----------      ----------
Net loss ...............................     (2,358,681)       (396,284)     (1,962,397)
Preferred stock dividends ..............        (59,061)           --           (59,061)
                                            -----------      ----------      ----------
Net loss applicable to common
   shareholders ........................     (2,417,742)       (396,284)     (2,021,458)
                                            ===========      ==========      ==========

Loss per common share ..................    $      (.17)                           (.15)
                                            ===========                      ==========


     (A) Represents operating results of the six yellow page directories purchased by McLeod. Includes adjustment to reduce net interest expense by approximately $152,000 representing the effects of reducing current portions of long-term debt with part of the consideration received.

               Fronteer Financial Holdings, Ltd. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      Three Months Ended December 31, 1996


                                                            Pro forma
                                            Historical    Adjustments(A)  Pro forma
                                            ----------    -------------   ---------
Revenue ................................   $ 8,427,963      1,585,340     6,842,623
Cost of sales and operating expenses:
   Cost of sales .......................     5,055,800        930,575     4,125,225
   General and administrative ..........     3,185,308        412,790     2,772,518
   Depreciation and amortization .......       289,446        132,417       157,029
                                            ----------     ----------    ----------
                                             8,530,554      1,475,782     7,054,772
                                            ----------     ----------    ----------
   Operating loss ......................      (102,591)       109,558      (212,149)
Other income, net ......................       (15,210)         6,291       (21,501)
                                            ----------     ----------    ----------
Loss before minority interest and income
   taxes ...............................      (117,801)       115,849      (233,650)
Minority interest in earnings ..........       (48,764)          --         (48,764)
                                            ----------     ----------    ----------
Loss before income taxes ...............      (166,565)       115,849      (282,414)
Income tax expense .....................       (88,960)          --         (88,960)
                                            ----------     ----------    ----------
Net loss ...............................      (255,525)       115,849      (371,374)
                                            ==========     ==========    ==========

Loss per common share ..................   $      (.02)          --            (.02)
                                            ==========     ==========    ==========

     (A) Represents operating results of the six yellow page directories purchased by McLeod. Includes adjustment to reduce net interest expense by approximately $38,000 representing the effects of reducing current portions of long-term debt with part of the consideration received.

                                 EXHIBIT INDEX



Exhibit   Description                                                  Page No.
-------   -----------                                                  -------
10.1      Exhibit  10.1 Sale and  Purchase  Agreement  by and  between   N/A
          McLeod USA Publishing Company, formerly known as Telecom USA Publishing Company and Fronteer Financial Holdings, Ltd., Classified Directories, Inc., Larry A. Scott, James Greff,
          Randall L. Gowin,  Edwin  Dresster  and  certain  directors, officers and shareholders of Fronteer. Included as a part of the Sale and Purchase Agreement are Exhibits D, J and K. The
          other  Exhibits  to the  Sale  and  Purchase  Agreement  are described  therein  and  are not  being  filed  because  the
          Company  does not believe  such  Exhibits are material to an
          investment   decision.   The   Company   agrees  to  furnish
          supplementally  to the  Commission  upon request any omitted
          Exhibit. (Incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K dated February 25,
          1997, as originally filed.)